                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                                August 16, 1996



                            Fort Bend Holding Corp.
            (Exact name of registrant as specified in its charter)



    Delaware                   0-21328                 76-0391720
(State or other         (Commission File No.)        (IRS Employer
 jurisdiction of                                     Identification
 incorporation)                                           No.)



3400 Avenue H, Rosenberg, Texas                            77471
(Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code: (713) 342-5571



                                      N/A
         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 16, 1996, Fort Bend Holding Corp. ("Fort Bend"), a Delaware corporation and the holding company for Fort Bend Federal Savings and Loan Association of Rosenberg (the "Association"), issued the press release included as Exhibit 99.1 to this Report and incorporated by reference herein announcing the completion on August 16, 1996 of Fort Bend's acquisition of FirstBanc Savings Association of Texas, Inc. ("FirstBanc"). The acquisition was effected through the merger of FirstBanc with and into the Association, with the Association being the surviving corporation and remaining a wholly owned subsidiary of Fort Bend (the "Merger"). The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of May 10, 1996, by and among Fort Bend, the Association and FirstBanc. A copy of the Merger Agreement is included as Exhibit 2 to this Report and is incorporated by reference herein.

     Each holder of the common stock of FirstBanc, par value $5.00 per share ("FirstBanc Common Stock"), will receive $13.8625 in cash for each share of FirstBanc Common Stock held, subject to certain adjustments as set forth in the Merger Agreement. Based on the 300,000 outstanding shares of FirstBanc Common Stock the total consideration paid by Fort Bend was approximately $4.2 million in cash. Fort Bend financed the acquisition of FirstBanc with existing cash.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Financial statements of businesses acquired.

                It is impracticable, as of the date hereof, to provide the financial statements required by Form 8-K. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable, but in any event not later than October 28, 1996.

     (b)    Pro forma financial information.

                It is impracticable, as of the date hereof, to provide the pro forma financial information required by Form 8-K. Such pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but in any event not later than October 28, 1996.

     (c)    Exhibits.

            2   Agreement and Plan of Merger, dated as of May 10, 1996, by and among Fort Bend, the Association and FirstBanc.

           99   Press Release of Fort Bend, dated August 16, 1996.




                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FORT BEND HOLDING CORP.



Date: August 30, 1996            By: /s/ LANE WARD
                                     -----------------------
                                         Lane Ward
                                         President and Chief
                                           Executive Officer
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                                 EXHIBIT INDEX


EXHIBIT                                             SEQUENTIAL
NUMBER                 DESCRIPTION                   PAGE NO.
- -------                -----------                  ----------
   2          Agreement and Plan of Merger,
              dated as of May 10, 1996, by and
              among Fort Bend, the Association
              and FirstBanc.

  99          Press release of Fort Bend, dated
              August 16, 1996

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